UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014

RUTHIGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2455 Bennett Valley Rd., Suite C116 Santa Rosa, California	95404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (707) 525-9900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

In a press release dated August 14, 2014 (the “earnings press release”), Ruthigen, Inc. (the “Company”) announced financial results for its fiscal quarter ended June 30, 2014 and provided a business update.  A copy of the earnings press release is attached hereto as Exhibit 99.1. The information under the headings “Fiscal First Quarter 2015 Financial Results,” and “Conference Call” and the financial statements included in the earnings press release are incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

Item 8.01.	Other Events.

In the earnings press release, the Company also provided a business update. The information set forth under the headings “Company Highlights,” “About Ruthigen,” “About RUT58-60” and “Forward-Looking Statements” in the earnings press release is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Earnings press release dated August 14, 2014.

The earnings press release may contain hypertext links to information on our website. The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

The portions of the earnings press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to Item 8.01. The remaining portions of the press release are being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTHIGEN, INC.

Date: August 14, 2014	/s/ Sameer Harish
Sameer Harish Chief Financial Officer